SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 2, 2005

Boston Private Financial Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Massachusetts	0-17089	04-2976299
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Ten Post Office Square, Boston, Massachusetts 02109

(Address of principal executive offices)

(617) 912-1900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Boston Private Bank & Trust Company ( the “Bank”), a wholly owned subsidiary of Boston Private Financial Holdings, Inc. (“Boston Private”), has prepared a brochure containing information relating to the Bank’s financial results for the six months ended June 30, 2005. It is expected that this brochure will be provided to existing deposit clients of the Bank, and also to prospective clients or others, upon their request. The brochure consists of a letter (the “Letter”) from Mark Thompson, the Chief Executive Officer of the Bank, and unaudited financial statements (the “Financial Statements”) reflecting the Bank’s financial results for the six months ended June 30, 2005. The Letter and the Financial Statements are furnished herewith as Exhibit 99.1. The Letter and the Financial Statements are incorporated into this Item 7.01 by reference in their entirety.

The information in this Current Report on Form 8-K (including the exhibits hereto) is furnished pursuant to Item 7 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended. Furthermore, the furnishing of this Current Report on Form 8-K is not intended to constitute a determination by the Company that the information contained herein (including the exhibits hereto) is material or that the dissemination of such information is required by Regulation FD.

The Letter contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include all statements, estimates, projections, expectations or predictions about future events and often include words such as “estimate,” “projects,” “will,” “targets,” “expects,” and other words or expressions indicating statements about the future. Reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which are in some cases beyond the control of Boston Private, and which may cause the actual results, performance or achievements of Boston Private to differ materially from anticipated future results, performance or achievements expressed or implied by such forward-looking statements. Boston Private disclaims any obligation to update any of the forward-looking statements contained herein to reflect future events or developments.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits.

	99.1	Letter from Boston Private Bank & Trust Company’s Chief Executive Officer regarding the Bank’s Financial Results and Boston Private Bank & Trust Company’s Unaudited Financial Statements for the Six Months Ended June 30, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

BOSTON PRIVATE FINANCIAL HOLDINGS, INC.

	By:	/s/ Robert J. Whelan
	Name:	Robert J. Whelan
	Title:	Chief Financial Officer
Date: September 2, 2005